UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 20, 2014

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 20, 2014, Synopsys, Inc. issued a press release announcing the financial results of its third fiscal quarter ended August 2, 2014. A copy of this press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by Synopsys, Inc. whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

The attached press release includes measures that are not in accordance with, or an alternative for, U.S. generally accepted accounting principles (“GAAP”). The attached press release includes non-GAAP earnings per share, non-GAAP net income, targeted non-GAAP expenses, and targeted non-GAAP earnings per share.

These non-GAAP measures are not in accordance with, or an alternative for, GAAP measures and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles, and management exercises judgment in determining which items should be excluded in the calculation of non-GAAP measures. While we believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, we believe that non-GAAP measures are valuable in analyzing our operations. Management analyzes current and future results on a GAAP basis as well as a non-GAAP basis and also provides GAAP and non-GAAP measures in our earnings release. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. The non-GAAP financial measures are meant to supplement, and be viewed in conjunction with, GAAP financial measures. We believe that the presentation of non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to our financial condition and results of operations.

Synopsys’ management evaluates and makes decisions about our business operations primarily based on the revenue, orders, and direct, ongoing and recurring costs of those operations. For our internal budgeting and resource allocation process, and in reviewing our financial results, we use non-GAAP financial measures that exclude: (i) the amortization of acquired intangible assets; (ii) the impact of stock compensation; (iii) acquisition-related costs; (iv) other significant items, including facilities restructuring charges and the effect of tax and legal settlements; and (v) the income tax effect of non-GAAP pre-tax adjustments as well as unusual or infrequent tax adjustments.

We use these non-GAAP financial measures in making operating decisions because we believe the measures provide meaningful supplemental information regarding our operational performance and give us a better understanding of how we should invest in research and development and fund infrastructure and product and market strategies. We use these measures to help us make budgeting decisions, for example, among product development expenses and research and development, sales and marketing and general and administrative expenses. In addition, these non-GAAP financial measures facilitate our internal comparisons to our historical operating results, forecasted targets and comparisons to competitors’ operating results.

As described above, we exclude the following items from one or more of our non-GAAP measures:

(i) Amortization of acquired intangible assets. We incur expenses from amortization of acquired intangible assets, which include contract rights, core/developed technology, trademarks, trade names, customer relationships, covenants not to compete, and other intangibles related to acquisitions. We amortize the intangible assets over their economic lives. We exclude this item because this expense is non-cash in nature and because we believe the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding our operational performance and liquidity and our ability to invest in research and development and fund acquisitions and capital expenditures.

(ii) Stock compensation impact. We exclude stock compensation expenses from our non-GAAP measures primarily because they are non-cash expenses. We believe that it is useful to investors to understand the impact of stock compensation to our operational performance and liquidity and our ability to invest in research and development and fund acquisitions and capital expenditures. While stock compensation expense constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because it is not an expense that typically requires or will require cash settlement by us and because such expense is not used by us to assess the core profitability of our business operations. In addition, excluding this item from various non-GAAP measures facilitates comparisons to our competitors’ operating results.

(iii) Acquisition-related costs. In connection with our business combinations, we incur significant expenses which we would not have otherwise incurred as part our business operations. These expenses include compensation expenses, professional fees and other direct expenses, and restructuring activities, including employee severance and other exit costs, as well as changes to the fair value of contingent consideration related to the acquired company. We exclude such expenses, which we would not have otherwise incurred, as they are related to acquisitions and have no direct correlation to the operation of our business.

Additionally, business combination accounting principles require us to measure acquired inventory at fair value. The fair value of acquired inventory increases the acquired company’s cost of manufacturing to include a portion of any expected gross profit margin. The non-GAAP inventory fair value adjustment excludes the expected gross profit margin. We believe this adjustment better reflects the costs we would have expended to produce such inventory on our own.

(iv) Other significant items. From time to time, in order to control costs, we restructure our operations. Certain restructuring costs are infrequent and not ongoing and therefore we do not consider them to be part of the ongoing operation of our business. For this reason, we have excluded adjustments relating to the closure of a facility obtained through our acquisition of another company. Additionally, from time to time we are party to legal settlements. We exclude the effects of litigation settlements and benefits from tax settlements with the Internal Revenue Service and other tax authorities because we do not consider these matters to be part of the ongoing operation of our business and because of the singular nature of the claims underlying these matters.

(v) Income tax effect of non-GAAP pre-tax adjustments as well as unusual or infrequent tax adjustments. Excluding the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes assists investors in understanding the tax provision associated with those adjustments and the effect on net income. We exclude other unusual or infrequent tax adjustments because we do not consider these matters to be part of the ongoing operation of our business.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

99.1	Press release dated August 20, 2014 containing Synopsys, Inc.’s results of operations for its third fiscal quarter ended August 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOPSYS, INC.

Dated: August 20, 2014	By:	/S/ JOHN F. RUNKEL, JR.
John F. Runkel, Jr.
General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title

99.1	Press release dated August 20, 2014 containing Synopsys, Inc.’s results of operations for its third fiscal quarter ended August 2, 2014.